                        --------------------------------
------------------------                                ------------------------
                              [COLONIAL FLAG LOGO]

                        --------------------------------

                                    COLONIAL
                                 INTERNATIONAL
                                FUND FOR GROWTH

                        --------------------------------

                               SEMIANNUAL REPORT
                                 APRIL 30, 1997

                        --------------------------------




                         [PICTURE OF WORLD CURRENCIES]




                        --------------------------------
                         NOT FDIC-   MAY LOSE VALUE
                         INSURED     NO BANK GUARANTEE
                        --------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     COLONIAL INTERNATIONAL FUND FOR GROWTH
                                   HIGHLIGHTS
                       NOVEMBER 1, 1996 - APRIL 30, 1997

INVESTMENT OBJECTIVE: Colonial International Fund for Growth seeks long-term growth by investing primarily in non U.S. equities.

THE FUND IS DESIGNED TO OFFER:
      X      Long-term growth potential
      X      Worldwide diversification
      X      Experienced professional management

PORTFOLIO MANAGEMENT COMMENTARY: "During the period the Fund's performance began to better reflect our value-oriented management style. Returns improved over prior periods as portfolio turnover related to the Fund's restructuring was reduced, decreasing costly trading activity that detracted from total return.
We are confident that the Fund is now well positioned to take advantage of a growing global economy."
                                                               -- Bruno Bertocci

               COLONIAL INTERNATIONAL FUND FOR GROWTH PERFORMANCE

--------------------------------------------------------------------------------
                                           CLASS A       CLASS B        CLASS D*
Inception dates                            12/1/93       12/1/93         7/1/94
--------------------------------------------------------------------------------
Six-month distributions declared            $0.735        $0.646         $0.666
per share
--------------------------------------------------------------------------------
Six-month total returns, assuming            4.14%         3.70%          3.59%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 4/30/97        $9.93         $9.75          $9.77
--------------------------------------------------------------------------------

* On July 1, 1997, Class D shares will convert to Class C shares. If you own Class D shares, you will receive a detailed letter explaining how this conversion affects your account.

TOP FIVE COUNTRIES**                         TOP FIVE HOLDINGS**
(as of 4/30/97)                              (as of 4/30/97)
----------------------------------------     --------------------------------
1. Inchcape ......................  2.0%     1. Japan ................. 19.5%
2. SSAB Svenskt Stal Ab ..........  1.9%     2. United Kingdom ........  7.7%
3. Fortis Amev NV ................  1.9%     3. Korea .................  5.8%
4. Jusco Co. Ltd. ................  1.7%     4. France ................  5.6%
5. Avesta Sheffield ..............  1.7%     5. Germany ...............  5.6%

**Holdings and country breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee that it will continue to hold these securities or invest in these countries.
--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the semiannual report for
Colonial International Fund for Growth. This report
reflects on the investment environment for the six
months ended April 30, 1997 and on the performance of
your Fund.                                                     [PICTURE OF
                                                               Harold W. Cogger]
International market conditions have been improving amid numerous signs of economic pick-ups in many parts of the world. Lower interest rates in Europe have stimulated those economies. Revived export activity and improved political stability in the Pacific Rim nations should result in an acceleration of earnings growth. As global standards of living rise, consumers will increase their purchases of locally produced goods and services. A number of the stocks held by the Fund represent companies that will benefit from this trend. Many of these foreign stocks appear to be undervalued, particularly those in emerging markets and smaller companies.

In addition to providing attractive growth prospects, an international Fund offers an opportunity to diversify your core portfolio. World stock markets do not tend to move in step with the domestic stock market. Over the 10 year period ending April 30, 1997 many international markets have outperformed the U.S. market. We believe that high U.S. stock prices relative to the rest of the world should result in investors shifting their attention to more attractively priced international markets. When that shift occurs, investors could be rewarded by rising prices and values in international stocks.

The following report will provide you with specific information on your Fund's performance as well as an in-depth report from your portfolio manager, including a discussion of the Fund's value-oriented investment approach and the outlook for the international stock markets. As always, we thank you for the opportunity to help you meet your investment goals.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
June 13, 1997

Because market conditions change frequently, there can be no assurance that the trends described will continue, come to pass or affect Fund performance.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                          PORTFOLIO MANAGEMENT REPORT

BRUNO BERTOCCI and DAVID HARRIS are portfolio co-managers of Colonial International Fund for Growth and are Vice Presidents of Colonial Management Associates, Inc. They are also investment management principals with Stein Roe Global Capital Management, a division of Stein Roe & Farnham, Inc.

INTERNATIONAL STOCKS OFFER GOOD VALUES DESPITE LAGGING MARKET

For the eleventh straight quarter, gains in international stock prices were smaller than those for their U.S. stock counterparts. This is due largely to the strength of the U.S. stock market -- strong corporate earnings growth, low inflation and high levels of investor enthusiasm have kept U.S. stock prices at record levels. We believe international stocks are more reasonably priced than U.S. stocks and offer investors greater potential price gains over the next several years. Also, international economic conditions are improving. Lower interest rates in Europe are helping to stimulate those economies and the Japanese market is stabilizing amid signs of an economic pick-up.

INVESTMENT STYLE EMPHASIZES UNDERVALUED STOCKS

Identifying undervalued stocks is the cornerstone of our investment philosophy. Our approach is value-oriented -- each stock that we buy must be attractively priced, offer long-term growth potential and possess a strong financial and operating position that will increase its value over time. These criteria are often met in emerging market and smaller company stocks.

Within emerging markets, companies in Southeast Asia and Latin America are particularly appealing. These nations will play a large role in the expanding global economy. As regional income levels increase, residents tend to upgrade their lifestyles. Companies that produce goods and services for these consumers should benefit. Industries that fit this definition include telecommunications and cellular service providers, retailers and developers of both residential and commercial property. These stocks did very well during the first part of 1997 after declining in late 1996.

We tend to favor smaller companies that are not closely followed by the stock analyst community. Because less attention is paid to these stocks by analysts and

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
larger mutual funds, they are less likely to be fairly priced. We like to do our own research and buy stocks before the "pack" gets interested in them and sell before investor excitement peaks. A good example of this strategy involves the recent sale of several Hong Kong property development stocks, specifically HKR and New World Development. We purchased both of these holdings during a period of uncertainty surrounding Hong Kong's return to Chinese sovereignty. Lower interest rates in Hong Kong and increased confidence in the political situation boosted retail property prices significantly. Heightened investor enthusiasm moved our stocks from under- to overvalued. We sold both holdings at a substantial profit.

POSITIVE OUTLOOK FOR INTERNATIONAL STOCKS

We firmly believe that the growing global economy provides for excellent growth prospects. We think that U.S. market values will eventually peak. As that occurs, investor interest should turn to more reasonably valued international markets. The Fund's fully invested portfolio of modestly valued stocks is well positioned to offer shareholders an excellent opportunity to participate in a dynamic global expansion.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
      COLONIAL INTERNATIONAL FUND FOR GROWTH'S INVESTMENT PERFORMANCE VS.
           THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (GDP) INDEX
               Change in Value of $10,000 from 12/1/93 - 4/30/97

                                 CLASS A SHARES
                              Based on NAV and MOP

                                  [Line Graph]

CIFFG CLASS A SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    AS OF DATE      NAV               MOP               MSCI EAFE (GDP) INDEX
--------------------------------------------------------------------------------
      11/30/93          10000               9425              $10,000
      12/31/93          10530           9924.525               10,703
       1/31/94          10990           10358.08               11,522
       2/28/94          10670           10056.47               11,459
       3/31/94          10040             9462.7               11,294
       4/30/94          10270           9679.475               11,865
       5/31/94          10270           9679.475               11,592
       6/30/94          10060            9481.55               11,587
       7/31/94          10350           9754.875               11,856
       8/31/94          10690           10075.33               12,057
       9/30/94          10350           9754.875               11,633
      10/31/94          10370           9773.725               11,987
      11/30/94           9900            9330.75               11,452
      12/31/97           9730           9170.525               11,539
       1/31/95           9100            8576.75               11,244
       2/28/95           8950               8435               11,231
       3/31/95           9010           8491.925               11,740
       4/30/95           9240             8708.7               12,264
       5/31/95           9290           8755.825               12,146
       6/30/95           9220            8689.85               12,010
       7/31/95           9770           9208.225               12,795
       8/31/95           9780            9217.65               12,261
       9/30/95           9890           9321.325               12,406
      10/31/95           9760             9198.8               12,047
      11/30/95           9850           9283.625               12,301
      12/31/95          10100            9519.25               12,827
       1/31/96          10070           9490.975               12,990
       2/29/96          10040             9462.7               13,029
      10/31/96          10260            9670.05               13,335
       4/30/96          10740           10122.45               13,613
       5/31/96          10650           10037.63               13,412
       6/30/96          10730           10113.03               13,517
       7/31/96          10280             9688.9               13,129
       8/31/96          10410           9811.425               13,122
       9/30/96          10520             9915.1               13,482
      10/31/96          10260            9670.05               13,335
      11/30/96          10660           10047.05               13,905
      12/31/96       10523.22           9918.135               13,806
       1/31/97        10609.3           9999.264               13,545
       2/28/97       10738.42           10120.96               13,640
       3/31/97        10716.9           10100.68               13,900
       4/30/97       10684.62           10070.25              $13,866



                                 CLASS B SHARES
                            Based on NAV and w/CDSC

                                  [Line Graph]

CIFFG CLASS B SHARES
--------------------------------------------------------------------------------
    AS OF DATE         NAV               MOP           MSCI EAFE GDP WT IX ND
--------------------------------------------------------------------------------
      11/30/93           10000            10000              $10,O00
      12/31/93           10530            10530               10,703
      11/31/94           10980            10980               11,522
       2/28/94           10650            10650               11,459
       3/31/94           10020            10020               11,294
       4/30/94           10240            10240               11,865
       5/31/94           10230            10230               11,592
       6/30/94           10020            10020               11,587
       7/31/94           10290            10290               11,856
       8/31/94           10630            10630               12,057
       9/30/94           10280            10280               11,633
      10/31/94           10300            10300               11,987
      11/30/94            9830             9830               11,452
      12/31/94            9650             9650               11,539
       1/31/95            9020             9020               11,244
       2/28/95            8860             8860               11,231
       3/31/95            8920             8920               11,740
       4/30/95            9140             9140               12,264
       5/31/95            9190             9190               12,146
       6/30/95            9120             9120               12,010
       7/31/95            9650             9650               12,795
       8/31/95            9650             9650               12,261
       9/30/95            9760             9760               12,406
      10/31/95            9620             9620               12,047
      11/30/95            9710             9710               12,301
      12/31/95            9940             9940               12,827
       1/31/96            9900             9900               12,990
       2/29/96            9870             9870               13,029
       3/31/96           10080            10080               13,202
       4/30/96           10540            10540               13,613
       5/31/96           10450            10450               13,412
       6/30/96           10520            10520               13,517
       7/31/96           10080            10080               13,129
       8/31/96           10200            10200               13,122
       9/30/96           10300            10300               13,482
      10/31/96           10040            10040               13,335
      11/30/96           10430            10430               13,905
      12/31/96        10283.44         10283.44               13,806
       1/31/97        10368.87         10368.87               13,545
       2/28/97        10486.33         10486.33               13,640
       3/31/97         10454.3          10454.3               13,900
       4/30/97        10411.58         10119.08              $13,866


A $10,000 investment in Class D shares made on July 1, 1994 (inception), at net asset value (NAV), would have been valued at $10,390 on April 30, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have been valued at $10,286 on April 30, 1997.

The Morgan Stanley Capital International EAFE (GDP) Index is an unmanaged index that tracks the performance of international stocks. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.



                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 3/31/97 (Most Recent Quarter End)
-----------------------------------------------------------------------------------
                       CLASS A SHARES         CLASS B SHARES       CLASS D SHARES
INCEPTION                  12/1/93               12/1/93               7/1/94
                        NAV      MOP         NAV       w/CDSC     NAV    MOP w/CDSC
-----------------------------------------------------------------------------------
1 YEAR                 4.45%   (1.55)%      3.71%      (1.14)%    3.60%    1.60%
-----------------------------------------------------------------------------------
SINCE INCEPTION        2.10     0.30        1.34        0.48      1.55     1.18
-----------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charges of 5.75% for Class A shares and 1% for Class D shares. The CDSC returns reflect the maximum charges of 5% for one year and 3% since inception for Class B shares and 1% for one year for Class D shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
--------------------------------------------------------------------------------
                                       6

                              INVESTMENT PORTFOLIO

                    APRIL 30, 1997 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 94.8%                            COUNTRY         SHARES       VALUE
-----------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING - 0.3%
 AGRICULTURAL SERVICES - 0.3%
 PT Chareon Pokphand Indonesia                     In              250       $  255
                                                                             ------
-----------------------------------------------------------------------------------
CONSTRUCTION - 2.5%
 BUILDING CONSTRUCTION - 0.4%
 Property Perfect Public Co., Ltd.                 Th              410          334
                                                                             ------

 HEAVY CONSTRUCTION-NON BUILDING CONSTRUCTION - 2.1%
 Compagnie Generale des Eaux                       Fr                9        1,312
 Kaneshita Construction                            Ja               59          416
 Sino Thai Engineering & Construction
  Public Co., Ltd.                                 Th              114          130
                                                                             ------
                                                                              1,858
                                                                             ------
-----------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 18.1%
 DEPOSITORY INSTITUTIONS - 6.0%
 Banco Latinoamericano
  de Exportaciones, SA                             Po               31        1,431
 Banca Popolare di Milano                          It              215        1,057
 Generale de Banque SA                             Be                2          810
 Generale de Banque VVPR(a)                        Be              (b)          (b)
 International Bank of Asia                        HK              900          511
 Korea Exchange Bank                               Ko              113          732
 Siam Commercial Bank                              Th              110          644
                                                                             ------
                                                                              5,185
                                                                             ------

 HOLDING COMPANIES - 1.9%
 Fortis Amev NV                                    Ne               43        1,629
                                                                             ------

 INSURANCE CARRIERS - 1.3%
 Reinsurance Australia Corp.                       Au              363        1,122
                                                                             ------

 INVESTMENT COMPANIES - 3.1%
 Fleming Russia Securities Fund(a)                 Ru               65        1,105
 Japan OTC Equity Fund, Inc.(a)                    Ja                1          459
 World Equity Benchmark Share - Japan(a)           Ja               89        1,085
                                                                             ------
                                                                              2,649
                                                                             ------

 NONDEPOSITORY CREDIT INSTITUTIONS - 1.5%
 Promise Co., Ltd.                                 Ja               32        1,322
                                                                             ------

                       Investment Portfolio/April 30, 1997
-----------------------------------------------------------------------------------
COMMON STOCKS - CONT.                           COUNTRY         SHARES        VALUE
-----------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - CONT.
 REAL ESTATE - 3.0%
 Diligentia AB(a)                                  Sw               90       $  952
 IOI Properties Berhad                             Ma              130          311
 Kawasan Industries Jababeka                       In              747          906
 Tian An China Investment                          HK            3,782          420
                                                                             ------
                                                                              2,589
                                                                             ------

 SECURITY BROKERS & DEALERS - 1.3%
 Kokusai Securities Co., Ltd.                      Ja               80          636
 L.G. Securities(a)                                Ko               64          517
                                                                             ------
                                                                              1,153
                                                                             ------
-----------------------------------------------------------------------------------
MANUFACTURING - 40.0%
 APPAREL - 1.1%
 Tokyo Style                                       Ja               77          927
                                                                             ------

 CHEMICALS & ALLIED PRODUCTS - 6.1%
 Indian Petrochemicals, Ltd.                       In               54          695
 Kemira Oy                                         Fi               81          755
 Norsk Hydro AS                                    No               28        1,365
 PT Evershine Textile Industry                     In            1,442          504
 SmithKline Beecham PLC                            UK               85        1,370
 Yizheng Chemical Fibre Co., Ltd.                  HK            2,820          553
                                                                             ------
                                                                              5,242
                                                                             ------

 ELECTRONIC & ELECTRICAL EQUIPMENT - 8.0%
 Alcatel Alsthom                                   Fr               10        1,140
 Koor Industries Ltd. ADR                          Is               29          504
 LG Electronics                                    Ko               41          491
 Matsushita Electric Industrial Co.                Ja               82        1,310
 Moulinex(a)                                       Fr               48        1,110
 Murata Manufacturing Co., Ltd.                    Ja               35        1,303
 Samsung Electronics GDS Common(a)                 Ko                2          117
 Samsung Electronics Old Preferred GDS             Ko               42          974
                                                                             ------
                                                                              6,949
                                                                             ------

 FOOD & KINDRED PRODUCTS - 0.8%
 Perdigao SA Comercio e Industria                  Br          245,000          507
 Vitasoy International Holdings Ltd.               HK              567          205
                                                                             ------
                                                                                712
                                                                             ------

 MACHINERY & COMPUTER EQUIPMENT - 7.1%
 AGIV-AG                                            G               58        1,076
 Bucher Holding                                    Sz              (b)          426
 Canon, Inc.                                       Ja               56        1,326

                       Investment Portfolio/April 30, 1997
-----------------------------------------------------------------------------------

 Hitachi Ltd.                                      Ja              130       $1,176
 Mannesmann AG                                      G                3        1,196
 Mori Seiki                                        Ja               67          970
                                                                             ------
                                                                              6,170
                                                                             ------

 PAPER PRODUCTS - 4.2%
 Enso-Oy                                           Fi              178        1,468
 Metro Pacific Corp.                               Ph            3,300          763
 Metsa-Serla Oy                                    Fi              189        1,421
                                                                             ------
                                                                              3,652
                                                                             ------

 PETROLEUM REFINING - 4.0%
 Neste                                             Fi               42        1,018
 YPF Sociedad Anonima ADR                          Ar               53        1,470
 Yukong Ltd.                                       Ko               57        1,007
                                                                             ------
                                                                              3,495
                                                                             ------

 PRIMARY METAL - 5.5%
 Acerinox SA                                       Sp                8        1,170
 Avesta Sheffield AB(a)                            Sw              149        1,481
 SSAB Svenskt Stal AB                              Sw               94        1,672
 TransTec PLC                                      UK              233          406
                                                                             ------
                                                                              4,729
                                                                             ------

 RUBBER & PLASTIC - 0.3%
 World Houseware Holdings Ltd.                     HK            3,086          299
                                                                             ------

 STONE, CLAY, GLASS & CONCRETE - 1.0%
 Companion Building Materials Ltd.                 HK            4,800          409
 N.V. Koninklijke Sphinx Gustavsberg               Ne               50          484
                                                                             ------
                                                                                893
                                                                             ------

 TEXTILE MILL PRODUCTS - 0.5%
 Coteminas                                         Br            1,100          461
                                                                             ------

 TRANSPORTATION EQUIPMENT - 1.4%
 Suzuki Motor Co., Ltd.                            Ja              117        1,243
                                                                             ------
-----------------------------------------------------------------------------------
MINING & ENERGY - 4.9%
 COAL MINING - 1.4%
 Samchully Co.                                     Ko               15        1,227
                                                                             ------

                       Investment Portfolio/April 30, 1997
-----------------------------------------------------------------------------------
COMMON STOCKS - CONT.                           COUNTRY         SHARES        VALUE
-----------------------------------------------------------------------------------
MINING & ENERGY - CONT.
 CRUDE PETROLEUM & NATURAL GAS - 2.9%
 Compagnie Francaise de Petroleum
   Total B                                         Fr               15       $1,282
 Saga Petroleum                                    No               72        1,254
                                                                             ------
                                                                              2,536
                                                                             ------

 METAL MINING - 0.6%
 Southern Peru Copper                               $               26          458
                                                                             ------
-----------------------------------------------------------------------------------
RETAIL TRADE - 8.2%
 AUTO DEALERS & GAS STATIONS - 2.0%
 Inchcape PLC                                      UK              388        1,727
                                                                             ------

 FOOD STORES - 2.4%
 Jardine Matheson Holdings Ltd.(a)                 Si              106          585
 Jusco Co.                                         Ja               49        1,504
                                                                             ------
                                                                              2,089
                                                                             ------

 GENERAL MERCHANDISE STORES - 2.9%
 Ito-Yokado Co.                                    Ja               26        1,246
 PT Matahari Putra Prima                           In              930        1,301
                                                                             ------
                                                                              2,547
                                                                             ------

 HOME FURNISHINGS & EQUIPMENT - 0.9%
 Globex Utilidades SA                              Br               46          796
                                                                             ------
-----------------------------------------------------------------------------------
SERVICES - 2.6%
 BUSINESS SERVICES - 1.1%
 Ing C Olivetti(a)                                 It            3,000          872
 Intrum Justitia                                   UK               50           99
                                                                             ------
                                                                                971
                                                                             ------

 HEALTH SERVICES - 1.5%
 Biora AB ADR(a)                                    $               19          343
 Novartis                                          Sz                1          962
                                                                             ------
                                                                              1,305
                                                                             ------
-----------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 14.4%
 AIR TRANSPORTATION - 1.2%
 Helikopter Service A/S                            No               78        1,030
                                                                             ------

 COMMUNICATIONS - 8.3%
 DDI Corp.                                         Ja              (b)          955
 Portugal Telecom SA                               Po               26          973
 Royal Koninklijke PTT Nederland NV                Ne               27          944

                       Investment Portfolio/April 30, 1997
-----------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
 COMMUNICATIONS - CONT.
 Tele-Communications International, Inc.(a)        $                80      $ 1,039
 Telecom Argentina ADR                             Ar               21        1,035
 Telecom Italia                                    It              460        1,218
 Telecom Italia SPA                                It              470        1,017
                                                                            -------
                                                                              7,181
                                                                            -------

 GAS SERVICES - 2.2%
 British Gas PLC                                   UK              488        1,419
 Centrica PLC (a)                                  UK              501          462
                                                                            -------
                                                                              1,881
                                                                            -------

 WATER TRANSPORTATION - 2.7%
 Danzas Holding AG                                 Sz                1          542
 Hong Kong Ferry Holdings Co.                      HK              330          575
 Precious Shipping Public Co., Ltd.                Th              224          599
 Transportacion Maritima Mexicana ADR              Mx              115          589
                                                                            -------
                                                                              2,305
                                                                            -------
-----------------------------------------------------------------------------------
WHOLESALE TRADE - 3.8%
 DURABLE GOODS - 3.8%
 Brierley Investments Ltd.                         Nz            1,210        1,065
 Celsis International PLC(a)                       UK              324          537
 Powerscreen International PLC                     UK               70          691
 Yamazen Corp.(a)                                  Ja              312        1,031
                                                                            -------
                                                                              3,324
                                                                            -------

TOTAL COMMON STOCKS (cost of $81,882)                                        82,245
                                                                            -------

PREFERRED STOCKS - 3.0%
------------------------------------------------------------------------------------
MANUFACTURING - 3.0%
 CHEMICALS & ALLIED PRODUCTS - 1.6%
 Henkel Kgaa                                        G               25        1,354
                                                                            -------

 FABRICATED METAL - 1.4%
 Freidrich Grohe Ag                                 G                4        1,198
                                                                            -------

TOTAL PREFERRED STOCKS (cost of $1,942)                                       2,552
                                                                            -------
WARRANTS(a) - 0.0%
------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
 REAL ESTATE - 0.0%
 Tian An China Investments, (cost of $0)           HK              840           31
                                                                            -------
TOTAL INVESTMENTS - 97.8% (cost of $83,828)(c)                              $84,828
                                                                            -------

                       Investment Portfolio/April 30, 1997
-----------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS - 1.6%                                    PAR         VALUE
-----------------------------------------------------------------------------------
 Repurchase agreement with Chase Securities, Inc.,
 dated 04/30/97 due 05/01/97 at 5.34%, collateralized
 by U.S. Treasury notes with various maturities to
 2016, market value $1,401 (repurchase proceeds $1,362)
                                                               $ 1,362      $ 1,362
                                                                            -------

OTHER ASSETS & LIABILITIES, NET- 0.6%                                           504
-----------------------------------------------------------------------------------

NET ASSETS- 100%                                                            $86,694
                                                                            =======

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Rounds to less than one.
(c) Cost for federal income tax purposes is $84,366.

Summary of Securities by
Country                                        Country         Value     % of Total
-----------------------------------------------------------------------------------
Japan                                              Ja        $16,911           19.9
United Kingdom                                     UK          6,710            7.9
Korea                                              Ko          5,064            6.0
France                                             Fr          4,843            5.7
Germany                                            G           4,825            5.7
Finland                                            Fi          4,662            5.5
Italy                                              It          4,164            4.9
Sweden                                             Sw          4,105            4.8
United States                                      $           1,840            2.2
Indonesia                                          In          3,662            4.3
Norway                                             No          3,648            4.3
Netherlands                                        Ne          3,056            3.6
Hong Kong                                          HK          3,004            3.5
Argentina                                          Ar          2,505            3.0
Portugal                                           Po          2,404            2.8
Switzerland                                        Sz          1,930            2.3
Brazil                                             Br          1,764            2.1
Thailand                                           Th          1,707            2.0
Spain                                              Sp          1,170            1.4
Australia                                          Au          1,122            1.3
Russia                                             Ru          1,105            1.3
New Zealand                                        NZ          1,065            1.3
Belgium                                            Be            810            1.0
Philippines                                        Ph            763            0.9
Mexico                                             Mx            589            0.7

                       Investment Portfolio/April 30, 1997
-----------------------------------------------------------------------------------
Singapore                                          Si           585             0.7
Israel                                             Is           504             0.6
Malaysia                                           Ma           311             0.3
                                                            -----------------------
                                                            $84,828           100.0
                                                            =======           =====


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

    ACRONYM                                   NAME
    -------                                   ----
      ADR                          American Depository Receipts
      GDR                          Global Depository Receipts
      GDS                          Global Depository Shares



See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

                           APRIL 30, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $83,824)                                  $84,828
Short-term obligations                                                 1,362
                                                                     -------
                                                                      86,190

Cash held in foreign banks (cost $90)                    $ 90
Receivable for:
  Investments sold                                        442
  Dividends                                               272
  Fund shares sold                                         64
  Foreign tax reclaims                                     39
Deferred organization expenses                             24            931
                                                         ----        -------
    Total Assets                                                      87,121

LIABILITIES
Payable for:
  Fund shares repurchased                                 345
Payable to Adviser                                         44
Accrued Deferred Trustees fees                              2
Other                                                      36
                                                         ----
    Total Liabilities                                                    427
                                                                     -------

NET ASSETS                                                           $86,694
                                                                     =======

Net asset value & redemption price per share -
Class A ($30,900/3,111)                                              $  9.93
                                                                     =======
Maximum offering price per share - Class A
($9.93/0.9425)                                                       $ 10.54(a)
                                                                     =======
Net asset value & offering price per share -
Class B ($55,006/5,643)                                              $  9.75(b)
                                                                     =======
Net asset value & redemption price per share -
Class D ($788/81)                                                    $  9.77(b)
                                                                     =======
Maximum offering price per share - Class D
($9.77/0.9900)                                                       $  9.87
                                                                     =======

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



See notes to financial statements.

                          STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                             $  823
Interest                                                                  40
                                                                      ------
       Total investment income (net of nonrebatable foreign
       taxes withheld at source which amounted to $99)                   863

EXPENSES
Management fee                                         $  418
Service fee                                               115
Distribution fee - Class B                                223
Distribution fee - Class D                                  4
Transfer agent                                            158
Bookkeeping fee                                            21
Trustees fee                                                8
Custodian fee                                              74
Audit fee                                                  14
Legal fee                                                   9
Registration fee                                           23
Reports to shareholders                                     7
Amortization of deferred
  organization expenses                                     8
Other                                                      12
                                                       ------
                                                        1,094
Fees waived by the Adviser                                (57)         1,037
                                                       ------         ------
              Net Investment Loss                                       (174)
                                                                      ------


NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                             4,732
Foreign currency transactions                            (130)
                                                       ------
       Net Realized Gain                                               4,602
Net unrealized depreciation during the
period on:
Investments                                              (704)
Foreign currency transactions                             (33)
                                                       ------
       Net Unrealized Depreciation                                      (737)
                                                                      ------
              Net Gain                                                 3,865
                                                                      ------

Net Increase in Net Assets from Operations                            $3,691
                                                                      ======


See notes to financial statements.

                     STATEMENT OF CHANGES IN NET ASSETS

                                                   (Unaudited)
                                                    Six months
                                                      ended       Year ended
(in thousands)                                       April 30     October 31
                                                   -------------------------
INCREASE (DECREASE) IN NET ASSETS                      1997          1996
Operations:
Net investment loss                                  $   (174)      $    (67)
Net realized gain                                       4,602          9,394
Net unrealized depreciation                              (737)        (3,824)
                                                     --------       --------
    Net Increase from Operations                        3,691          5,503
                                                     --------       --------
Distributions:
From net investment income - Class A                     (273)             -
From net realized gains - Class A                      (1,966)             -
From net investment income - Class B                       (4)             -
From net realized gains - Class B                      (3,855)             -
From net investment income - Class D                       (2)             -
From net realized gains - Class D                         (61)             -
                                                     --------       --------
                                                       (2,470)             -
                                                     --------       --------
Fund Share Transactions:
Receipts for shares sold - Class A                      5,867          8,026
Value of distributions reinvested - Class A             2,094              -
Cost of shares repurchased - Class A                   (9,092)       (20,637)
                                                     --------       --------
                                                       (1,131)       (12,611)
                                                     --------       --------
Receipts for shares sold - Class B                      7,015         11,432
Value of distributions reinvested - Class B             3,444              -
Cost of shares repurchased - Class B                  (16,459)       (28,533)
                                                     --------       --------
                                                       (6,000)       (17,101)
                                                     --------       --------
Receipts for shares sold - Class D                      2,741            352
Value of distributions reinvested - Class D                52              -
Cost of shares repurchased - Class D                   (2,945)          (110)
                                                     --------       --------
                                                         (152)           242
                                                     --------       --------
    Net Decrease from Fund Share Transactions          (7,283)       (29,470)
                                                     --------       --------
        Total Decrease                                 (9,753)       (23,967)
NET ASSETS
Beginning of period                                    96,447        120,414
                                                     --------       --------
End of period (net of overdistributed and
  including undistributed net investment
  income of $277 and $281, respectively.)            $ 86,694       $ 96,447
                                                     ========       ========



Statement of Changes in Net Assets continued on next page.

See notes to financial statements.

                 STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                   (Unaudited)
                                                    Six months
                                                      ended       Year ended
                                                     April 30     October 31
                                                   -------------------------
(in thousands)                                         1997          1996
NUMBER OF FUND SHARES
Sold - Class A                                          590           777
Issued for distributions reinvested - Class A           217             -
Repurchased - Class A                                  (903)       (2,012)
                                                      -----         -----
                                                        (96)       (1,235)
                                                      -----         -----
Sold - Class B                                          718         1,132
Issued for distributions reinvested - Class B           362             -
Repurchased - Class B                                (1,669)       (2,838)
                                                      -----         -----
                                                       (589)       (1,706)
                                                      -----         -----
Sold - Class D                                          281            35
Issued for distributions reinvested - Class D             6             -
Repurchased - Class D                                  (301)          (11)
                                                      -----         -----
                                                        (14)           24
                                                      -----         -----



See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial International Fund for Growth (the
Fund), a series of Colonial Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1997, and the results of its operations, the changes in net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long term growth by investing primarily in non U.S. equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class D. Class A shares are sold with a front-end sales charge; Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class D distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data was calculated using the average shares outstanding during the period. In addition, Class B and Class D net investment income per share data reflects the distribution fee applicable to Class B and Class D shares only.

Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class D shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $77,162 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. The Fund may be subject to foreign taxes on income, gains on investments, or foreign currency repatriation. The Fund accrues foreign taxes as applicable based upon its current interpretation of the tax rules and regulations that exist in the markets in which it invests.

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.90% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the six months ended April 30, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $4,359 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $203,442 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class D shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average net assets.

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended April 30, 1997, purchases and sales of investments, other than short-term obligations, were $27,003,356 and $11,201,953, respectively.

Unrealized appreciation (depreciation) at April 30, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

                 Gross unrealized appreciation              $ 11,883,163
                 Gross unrealized depreciation               (11,421,165)
                                                            ------------
                         Net unrealized appreciation        $    461,998
                                                            ============

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended April 30, 1997.

NOTE 6. COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
At April 30, 1997, net assets consisted of:
    Capital paid in                                              $81,310
    Overdistributed net investment income                           (277)
    Accumulated net realized gain                                  4,693
    Net unrealized appreciation (depreciation) on:
      Investments                                                  1,004
      Foreign currency transactions                                  (36)
                                                                 =======
                                                                 $86,694
                                                                 =======

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:



                                                (Unaudited)
                                         Six months ended April 30
                                    -----------------------------------
                                                   1997
                                    Class A       Class B       Class D
                                    -------       -------       -------
Net asset value -
 Begining of period                 $10.260       $10.040       $10.090
                                    -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)(b)             0.006        (0.031)       (0.031)
Net realized and
 unrealized gain(b)                   0.399         0.387         0.377
                                    -------       -------       -------
 Total from Investment
  Operations                          0.405         0.356         0.346
                                    -------       -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income           (0.090)       (0.001)       (0.021)
From net realized gains              (0.645)       (0.645)       (0.645)
                                    -------       -------       -------
 Total Distributions
 Declared to Shareholders            (0.735)       (0.646)       (0.666)
                                    -------       -------       -------
Net asset value -
 End of period                      $ 9.930       $ 9.750       $ 9.770
                                    -------       -------       -------
Total return(c)(d)(e)                 4.14%         3.70%         3.59%
                                    -------       -------       -------
RATIOS TO AVERAGE NET ASSETS
Expenses(f)(g)                        1.75%         2.50%         2.50%
Net investment
income loss(f)(g)                     0.11%       (0.64)%       (0.64)%
Fees waived or borne
by the Adviser(f)(g)                  0.12%         0.12%         0.12%
Portfolio turnover(e)                   12%           12%           12%
Average commission rate(h)          $0.0016       $0.0016       $0.0016
Net assets at end
of period(000)                      $30,900       $55,006       $   788

(a) Net of fees and expenses waived or borne by the Adivser which
    amounted to:                     $0.002        $0.002        $0.002
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                           Year ended October 31
                                    ------------------------------------
                                                   1996
                                    Class A       Class B        Class D
                                    -------       -------        -------

Net asset value -
   Beginning of period              $ 9.760       $ 9.620        $ 9.670
                                    -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)(b)                      0.044(a)     (0.032)(a)     (0.032)(a)
Net realized and
 unrealized gain (loss)(b)            0.456         0.452          0.452
                                    -------       -------        -------
   Total from Investment
    Operations                        0.500         0.420          0.420
                                    -------       -------        -------

Net asset value -
   End of period                    $10.260       $10.040        $10.090
                                    =======       =======        =======
Total return(c)                       5.12%(d)      4.37%(d)       4.34%(d)
                                    =======       =======        =======
RATIOS TO AVERAGE NET ASSETS
 Expenses(e)                          1.75%         2.50%          2.50%
 Net investment
 income (loss)(e)                     0.43%       (0.32)%        (0.32)%
 Fees waived or borne
 by the Adviser                       0.04%         0.04%          0.04%
 Portfolio turnover                    129%          129%           129%
 Average commission rate(f)         $0.0011       $0.0011        $0.0011
 Net assets at end of
 period(000)                        $32,912       $62,578        $   957


(a) Net of fees and expenses waived or borne by the Adviser which
    amounted to:                     $0.002        $0.002         $0.002
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                         FINANCIAL HIGHLIGHTS - CONINUED
                               Year ended October 31
                        ----------------------------------
                                       1995
                        Class A      Class B       Class D
                        -------      -------       -------

                        $10.370      $10.300       $10.350
                        -------      -------       -------

                          0.019       (0.052)       (0.052)

                         (0.629)      (0.628)       (0.628)
                        -------      -------       -------

                         (0.610)      (0.680)       (0.680)
                        -------      -------       -------

                        $ 9.760      $ 9.620       $ 9.670
                        =======      =======       =======
                        (5.88)%      (6.60)%       (6.57)%
                        =======      =======       =======
                          1.74%        2.49%         2.49%

                          0.20%      (0.55)%       (0.55)%

                              -            -             -
                            35%          35%           35%
                              -            -             -

                        $43,354      $76,376       $   684

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                           Period ended October 31
                                    -----------------------------------
                                                  1994(b)
                                    Class A       Class B       Class D(c)
                                    -------      --------       -------
Net asset value -
   Beginning of period              $10.000      $ 10.000       $10.060
                                    -------      --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)(a)                      0.013        (0.058)       (0.037)
Net realized and
 unrealized gain(a)                   0.357         0.358         0.327
                                    -------      --------       -------
   Total from Investment
    Operations                        0.370         0.300         0.290
                                    -------      --------       -------

Net asset value -
   End of period                    $10.370      $ 10.300       $10.350
                                    =======      ========       =======
Total return(d)                       3.70%(e)      3.00%(e)      2.88%(e)
                                    =======      ========       =======
RATIOS TO AVERAGE NET ASSETS
 Expenses                             1.71%(f)      2.46%(f)      2.46%(f)
 Net investment
 income (loss)                        0.14%(f)    (0.61)%(f)    (0.61)%(f)
 PoPortfolio turnover                   51%(f)        51%(f)        51%(f)
 Net assets at end
 of period (000)                    $62,251      $103,450       $   570

(a) Per share data was calculated using average shares outstanding during the period.
(b) The Fund commenced investment operations on December 1, 1993.
(c) Class D shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Annualized.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial International Fund for Growth is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial International Fund for Growth mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial International Fund for Growth. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[LOGO OF COLONIAL MUTUAL FUNDS]
         Mutual Funds for
         Planned Portfolios

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President--Operations, The Rockport Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England--Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation




        COLONIAL INVESTMENT SERVICES, INC., Distributor (C)1997
                     A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            IN-03/662D-0497 M (6/97)
--------------------------------------------------------------------------------